                                                                  Exhibit 31.9

CERTIFICATION OF CHAIRMAN AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Robert D. Arkin,  the Chairman and Chief  Financial  Officer of SurfNet Media
Group, Inc., certify that:

1.   I have  reviewed  this annual  report on Form 10-K of SurfNet  Media Group,
     Inc.;

2.   Based on my  knowledge,  this  annual  report  does not  contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this annual report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this annual report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the issuer as of, and for, the periods presented in this annual report;

4.   I am responsible for establishing and maintaining  disclosure  controls and procedures  (as  defined in Exchange  Act Rules  13a-14 and 15d-14) for the issuer and have:

     a)   designed  such  disclosure  controls  and  procedures  to ensure  that material  information  relating  to the  issuer is made known to me by others,  particularly during the period in which this annual report is being prepared;

     b)   evaluated the  effectiveness of the issuer's  disclosure  controls and procedures  as of a date  within 90 days prior to the  filing  date of this annual report (the "Evaluation Date"); and

     c)   presented in this annual report my conclusions about the effectiveness of the disclosure  controls and procedures  based on our evaluation as of the Evaluation Date;

5.   I have  disclosed,  based on our most recent  evaluation,  to the  issuer's auditors and the audit committee of issuer's board of directors (or persons performing the equivalent functions):

     a)   all  significant  deficiencies  in the design or operation of internal controls which could adversely  affect the issuer's ability to record, process,  summarize and report  financial data and have identified for the issuer's  auditors any material  weaknesses in internal  controls;
          and

     b)   any fraud, whether or not material,  that involves management or other employees  who  have  a  significant  role  in the  issuer's  internal controls; and

6.   I  have  indicated  in  this  annual  report  whether  or  not  there  were significant  changes in internal  controls or in other  factors  that could significantly  affect internal controls  subsequent to the date of our most
     recent  evaluation,   including  any  corrective  actions  with  regard  to
     significant deficiencies and material weaknesses.

Date: June 15, 2004

                                             /s/ Robert D. Arkin
                                                 Robert D. Arkin
                                                 Chairman and Chief Financial Officer